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                             PARTICIPATION AGREEMENT

     This Participation Agreement, dated October 3, 2001 (this "AGREEMENT"), is among the lenders party to the Financing Agreement referred to below (collectively, the "LENDERS" and each, a "LENDER"), The CIT Group/Business Credit, Inc., a New York corporation, as agent for the Lenders (in such capacity, the "AGENT"), and each of the persons listed on the attached SCHEDULE 1 (collectively, the "PARTICIPANTS" and each, a "PARTICIPANT").

                             PRELIMINARY STATEMENTS:

     A. The Lenders and the Agent are party to the Financing Agreement dated as of June 28, 2001 (as amended, modified or supplemented from time to time, the "FINANCING AGREEMENT"), with Archibald Candy Corporation, an Illinois corporation ("ARCHIBALD"), and Sweet Factory, Inc., a Delaware corporation ("SWEET FACTORY" and, together with Archibald, the "COMPANIES" and each, a "COMPANY").

     B. Simultaneously with the execution and delivery of this Agreement, the Lenders, the Agent and the Companies are amending the Financing Agreement to, among other things, permit the Companies to borrow revolving loans under the Financing Agreement in excess of the borrowing base established by the Financing Agreement (such excess, the "OVERADVANCE"), which Overadvance may not exceed $5,000,000. It is a condition precedent to the amendment to the Financing Agreement that the Participants agree to, subject to the terms of this Agreement, purchase a participation in the Financing Agreement for up to $2,500,000, as set forth in this Agreement.

                                   AGREEMENT:

     In consideration of the foregoing and the mutual agreements contained in this Agreement, the receipt and sufficiency of which are acknowledged, the Lenders, the Agent and the Participants agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined have the meanings set forth for such terms in the Financing Agreement. When used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "COLLATERAL" means all property and interest in property now owed or hereafter acquired by any Company or any other Person in or upon which a Lien has been granted under any of the Loan Documents.

        "LENDER PARTIES" means the Lenders and, if a Lender has sold, assigned or participated any of its interest in the Revolving Loans, the Letters of Credit or its commitment with respect thereto, such Lender and any such assignees or participants.

        "OUTSTANDING CREDIT EXPOSURE" means, at any time, the sum of (i) the aggregate principal amount of all Revolving Loans outstanding at such time, plus (ii) the aggregate amount available for drawing under all Letters of Credit outstanding at such time, plus

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        (iii) the aggregate unpaid amount of all reimbursement obligations of the Companies with respect to Letters of Credit at such time.

        "PARTICIPATION EFFECTIVE DATE" means the date upon which (i) the Participation Purchase Date has occurred and (ii) the Participants have paid to the Agent the Purchase Price in immediately available funds.

        "PARTICIPATION PERCENTAGE" means, with respect to any Participant, the percentage set forth for such Participant on the attached SCHEDULE 1.

        "PARTICIPATION PURCHASE DATE" means, at any time prior to the Participation Termination Date, the earlier of (i) December 28, 2001, and
     (ii) the date occurring five Business Days after the Agent has notified the Participants to pay the Purchase Price to the Agent after the date on which the obligation of the Agent and the Lenders to make Revolving Loans and assist the Companies in opening Letters of Credit have ceased and the Obligations have become due and payable (either automatically or through declaration) under Section 10.2 of the Financing Agreement.

        "PARTICIPATION TERMINATION DATE" means the date occurring prior to the Participation Purchase Date on which the Overadvance has been permanently reduced in full and the Agent and the Lenders have no further obligation to make the Overadvance (or any part thereof) available to the Companies.

        "PURCHASE PRICE" means an amount equal to the lesser of (i) $2,500,000 and (ii) 50% of the amount of the Overadvance on the Participation Purchase Date.

     2. PURCHASE OF PARTICIPATION; REPURCHASE BY LENDERS.

     (A) On the Participation Purchase Date, the Participants agree, severally but not jointly, that they will purchase from the Lenders, and the Lenders will sell and transfer to the Participants, a last-out participation interest (the "PARTICIPATION") in the Outstanding Credit Exposure under the Financing Agreement on the Participation Purchase Date. On the Participation Purchase Date, each Participant agrees, severally but not jointly, to unconditionally and irrevocably pay to the Agent in immediately available funds an amount equal to the product of (i) the Purchase Price and (ii) such Participant's Participation Percentage. The Participation is a last-out interest in all amounts which are received by the Agent or the Lenders on account of the Outstanding Credit Exposure (collectively, the "PAYMENTS"), whether from (a) the Companies, (b) the Collateral or (c) any other source. The obligation of the Participants to purchase the Participation and to pay the Purchase Price to the Agent terminates on the Participation Termination Date. If there is no portion of the Overadvance outstanding on the Participation Purchase Date, the Participants shall have no obligation to purchase any Participation under this Agreement.

     (B) The transaction between the Participants and the Lenders is that of a purchase by the Participants and the sale by the Lenders of a property interest in the Outstanding Credit Exposure under the Financing Agreement. Such transaction creates only a relationship of purchaser and seller between the Participants and the Lenders and does not create a creditor-debtor relationship between the Participants and the Lenders or any relationship between the

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Participants and the Companies. Accordingly, the Financing Agreement and all of
the Participants' rights with respect to the Outstanding Credit Exposure shall be held and exercised by the Agent and the Lenders subject to the terms of this Agreement. The Agent and the Lenders shall owe the Participants no duty except as specifically set forth in this Agreement.

     (C) On January 5, 2002 (or as soon thereafter as the following conditions all have been satisfied), the Lenders agree that they will repurchase from the Participants, and the Participants will resell to the Lenders, the Participation so long as (i) the Participation Purchase Date has occurred and the Participants have purchased the Participation as set forth in SECTION 2(A), (ii) no Default or Event of Default has occurred and is continuing, (iii) the Overadvance has been permanently reduced in full and the Agent and the Lenders have no further obligation to make the Overadvance (or any part thereof) available to the Companies and (iv) the Companies have made the interest payment due with respect to the Notes on or about January 1, 2002. On January 5, 2002 (if the above conditions have been satisfied) (or as soon thereafter as the foregoing conditions all have been satisfied), the Lenders agree to unconditionally and irrevocably pay the Purchase Price to the Participants in immediately available funds.

     (D) The Agent shall remit to the Participants immediately upon receipt, the participation fee paid by the Companies to the Agent for the benefit of the Participants under Section 2(a) of the Overadvance Agreement and First Amendment to Financing Agreement dated as of the date hereof, among the Agent, the Lenders and the Companies. Payments to be made to the Participants under this SECTION 2(D) shall be made in accordance with SECTION 26

     (E) Except as expressly set forth in this Agreement, no Participant shall have any further obligation whatsoever with respect to the Financing Agreement, the Loan Documents or the Outstanding Credit Exposure.

     3. INTEREST ON THE PARTICIPATION. On and after the Participation Effective Date, interest will accrue on that portion of the Participation that is allocable to the unpaid principal amount of the Revolving Loans at the rates set forth in the Financing Agreement and be payable in accordance with the provisions of SECTION 5. All computations of interest shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Agent of the interest amount shall be conclusive and binding for all purposes, absent manifest error or bad faith. The Agent and the Lenders shall only be obligated to pay interest to the Participants out of that portion of any Payments received by the Agent or the Lenders that is available for allocation to the payment of interest on the Revolving Loans in accordance with the provisions of SECTION 5. Each Participant agrees that such Participant does not own and shall not have any claim to (i) any interest that accrues prior to the Participation Effective Date or (ii) any closing fees, administration fees, non-use fees, letter of credit fees, prepayment fees, early termination charges, liquidated damage claims or other fees, charges or expenses at any time owing under the Financing Agreement

     4. REPAYMENT OF PRINCIPAL TO PARTICIPANTS. No Participant shall be entitled to any Payments, or any portion thereof, received by the Agent or any Lender Party which are allocable to the payment of principal of the Outstanding Credit Exposure until the Lender Parties' interests in the Outstanding Credit Exposure have been repaid in full in cash. The Agent and the Lenders

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shall only be obligated to pay such principal payments to the Participants out of that portion of any Payments received by the Agent or any Lender Party which is available for allocation to the payment of principal on the Outstanding Credit Exposure in accordance with the provisions of SECTION 5. Each Participant agrees that such Participant does not own and shall not have any claim to any principal payment made prior to the Participation Effective Date.

     5. APPLICATION OF PROCEEDS. Distributions of principal and interest to the Participants with respect to the Participation shall be payable only out of Payments received after the Participation Effective Date. Solely as among the Participants, the Agent and the Lender Parties, and without conferring any benefit or rights to any Company or any other Person, the Payments shall be applied by the Agent to the Obligations promptly after its receipt thereof in the following order:

        (i) FIRST, to the Agent, for its own account solely in its capacity as Agent, in an amount equal to the amounts owing to the Agent under the Financing Agreement and the other Loan Documents for outstanding fees, costs and expenses, until reduced to zero;

        (ii) SECOND, to the Issuing Bank, for its own account solely in its capacity as the Issuing Bank, in an amount equal to the amounts owing to the Issuing Bank under the Financing Agreement and the other Loan Documents, until reduced to zero;

        (iii) THIRD, to each Lender Party, for its own account, in an amount equal to any indemnity obligation owing to such Lender Party by a Company in connection with the Financing Agreement or any other Loan Document, until reduced to zero;

        (iv) FOURTH, to each Lender Party, for its own account, in an amount equal to any fees, charges, expenses or other Obligations owing to such Lender Party under the Financing Agreement or any other Loan Document (and not constituting principal, Line of Credit Fees, Letter of Credit Fees or accrued interest payable under the interest provisions of the Financing Agreement), until reduced to zero;

        (v) FIFTH, to each Lender Party, for its own account, in an amount equal to any Line of Credit Fees, Letter of Credit Fees or accrued interest payable under the interest provisions of the Financing Agreement and owing to such Lender Party, until reduced to zero;

        (vi) SIXTH, to each Lender Party, for its own account, in an amount equal to the Outstanding Credit Exposure owing to such Lender Party, until reduced to zero;

        (vii) SEVENTH, to the Participants, for their own account, in an amount equal to any fees and accrued interest payable under the interest provisions of the Financing Agreement and owing to the Participants under this Agreement, until reduced to zero; and

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        (viii) EIGHTH, to the Participants, for their own account, in an amount equal to the Participation owing to the Participants, until reduced to zero.

Each determination by the Agent or any Lender Party of the amounts payable under this SECTION 5 shall be conclusive and binding for all purposes, absent manifest error or bad faith. Payments to be made to the Participants under this SECTION 5 shall be made in accordance with SECTION 26.

     6. STANDARDS OF CARE; DISCLAIMER OF RIGHTS.

     (A) None of the Agent, the Lenders, the other Lender Parties or their respective officers, directors, employees, consultants, accountants, attorneys, agents or other representatives (the Agent, the Lenders, the other Lender Parties, such officers, directors, employees, consultants, accountants, attorneys, agents and other representatives referred to collectively as the "LENDER GROUP") shall be liable to a Participant for any action taken or omitted by any of them under the Financing Agreement or any other Loan Document, and each Participant accepts full risk of non-payment of its Participation Percentage of the Participation. Subject to SECTION 6(E), each member of the Lender Group will be entitled to manage, supervise, monitor and service the Revolving Loans, the Letters of Credit, the Collateral and other loans and extensions of credit to the Companies in accordance with applicable law and their usual practices, modified from time to time as they deem appropriate and without regard to the interest of the Participants in the Participation. The Lender Group shall have no liability to any Participant for acts or omissions which allow, or result in, the occurrence or continuance of a Default or an Event of Default under the Financing Agreement or any other Loan Document. Each Participant exonerates and releases each member of the Lender Group now and hereafter from any existing or future obligation or liability to such Participant, express or implied, for any (i) loss of, release of, subordination of, modification of, depreciation of, or failure to realize upon, the Collateral, (ii) failure to collect or receive payment of the Revolving Loans, the Letters of Credit or other Obligations or (iii) mistake, omission or error of judgment in (a) passing upon, making or accepting the Revolving Loans, the Letters of Credit, the Financing Agreement, any other Loan Document or the Collateral (including, without limitation, the value, genuineness, enforceability or existence of any of the Collateral), (b) making any advances of monies or extensions of credit to or for the benefit of the Companies under the Financing Agreement or any other Loan Document (whether or not the conditions precedent to making any such advances of monies or extensions of credit have been satisfied), (c) making or failing to make any examinations, appraisals, audits or check-ups of the Companies' affairs or the Collateral or
(d) granting extensions, renewals or indulgences to the Companies or any guarantor of the Obligations, at any time or times hereafter. Notwithstanding the foregoing, the provisions of this SECTION 6(A) shall not apply to any acts of gross negligence or willful misconduct by the Agent, any Lender or any Lender Party.

     (B) No member of the Lender Group shall be responsible to any Participant for any representation, warranty, recital or statement made by any Company in the Financing Agreement or any other Loan Document, for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of the Financing Agreement or any other Loan Document or for the financial condition of any Company or any other obligor on the Obligations.

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     (C) No member of the Lender Group shall be required to make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of the Financing Agreement or any of the other Loan Documents or the financial condition of any Company or any other obligor on the Obligations or the existence or possible existence of any Default or Event of Default.

     (D) Notwithstanding any provision of the Financing Agreement, any other Loan Document or this Agreement: (i) the sole duties of the Agent and the Lenders to the Participants, under all circumstances, and both before and after the commencement of an Insolvency Proceeding (as defined in SECTION 9(A)), shall be to (a) repurchase the Participation in accordance with SECTION 2(C) and (b) pay over to the Participants those payments required to be made to them in accordance with SECTION 5, if and as received by the Agent or the Lenders; (ii) in holding or administering any and all Collateral and any and all Obligations, Agent and the Lenders shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or (except as set forth in SECTION 6(E)) other obligation to the Participants, and all matters, acts and omissions relating in any manner to the Collateral or to any of the Obligations (including, without limitation, the omission, creation, perfection, priority, abandonment or release of any security interest or Lien), may be taken or omitted by the Agent or the Lenders acting exclusively in their respective interests as creditors of the Companies and any other obligor on the Obligations, without reference to the interests of, notice to, or approval of, the Participants (including, without limitation, without regard to whether any Obligations in respect of the Revolving Loans or the Letters of Credit remain outstanding, are affected or put in jeopardy); and (iii) no Participant shall have a right to be notified of, or to direct, require or be heard with respect to any action taken or omitted in respect of the Collateral or under or with respect to the Financing Agreement or the other Loan Documents.

     (E) No Participant shall have voting rights or any right of approval with respect to any matter relating to the Financing Agreement, the other Loan Documents, the Obligations or the Collateral, including, without limitation, acceleration of the Obligations, rescission thereof or enforcement of any remedy; PROVIDED that notwithstanding anything in this Agreement to the contrary, the Lender Group agrees that it will not take any of the following actions without the written consent of Participants holding a majority of the Participation Percentages (which consent shall not be unreasonably withheld):
(i) release any Lien or security interest in all or substantially all of the Collateral in one transaction or series of related transactions, other than in the ordinary course of business, as permitted under the Financing Agreement or a transaction or series of related transactions which results in a repayment of the Obligations; or (ii) consensually subordinate any Lien in favor of the Agent on all or substantially all of the Collateral (other than a subordination to Liens permitted under the Financing Agreement as in effect on the date of this Agreement).

     7. PARTICULAR MATTERS RELATING TO COLLATERAL.

     (A) No member of the Lender Group shall have any obligation whatsoever to the Participants to assure that the Collateral exists, is owned by a Company or any other obligor or grantor, is cared for, protected, insured, or has been encumbered by Liens to secure any of the Obligations, or that any such Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise in any

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particular manner, or at all, any duty of care, disclosure or fidelity, or to preserve rights against prior parties, or to exercise or to continue to exercise any right, power or authority granted or available to any of them, it being understood and agreed that in respect of the Collateral and every act, omission, and event related thereto, each member of the Lender Group may act in any manner deemed appropriate in its sole discretion, given its interest, if any, in the Collateral, and have no duty or liability whatsoever to the Participants (subject only to the Participants' rights under SECTION 6(E)).

     (B) Each Participant agrees that, except as provided in this Agreement, it shall not be entitled to the benefit of any guaranty, security, Lien or other arrangement to protect it from loss in respect of the Obligations or in respect of any other obligation of the Companies owing to the Agent or the Lenders unless such guaranty, security, Lien or other arrangement has been consented to and approved in writing by the Agent and the Lenders.

     8. INFORMATION.

     (A) Each Participant acknowledges and agrees that it has full access to, and knowledge of, the financial condition and books and records of the Companies and all other obligors on the Obligations and has received or has knowledge of all information which it deems appropriate to make its own credit analysis and decision to enter into this Agreement. Each Participant acknowledges and agrees that it shall have no recourse against the Lender Group, or any member thereof, with respect to any matter relating to the creditworthiness of the Companies with respect to the Financing Agreement or any other Loan Document and that it has and will continue, independently and without reliance upon the Lender Group, or any member thereof, to make its own credit judgments and decisions.

     (B) Each Participant assumes responsibility for keeping itself informed of the financial condition of the Companies and all other obligors on the Obligations and all other circumstances bearing upon the risk of nonpayment of the Obligations held by it, including the Revolving Loans and the Letters of Credit. Each Participant agrees that no member of the Lender Group shall have any duty to advise it of information known to such member regarding such condition or any such circumstance. In the event that any member of the Lender Group, in its sole discretion, undertakes at any time, or from time to time, to provide any such information to a Participant, it shall be under no obligation to correct, update or provide any such or further information to the Participants or any other party on any subsequent occasion, to undertake any investigation or to disclose any information which it wishes to maintain confidential. Each Participant shall hold in strict confidence any and all information (other than information that has been publicly disclosed) received from any member of the Lender Group. Without limiting the generality of the foregoing, no member of the Lender Group shall have any duty or obligation of disclosure of any information which it may possess (including, without limitation, results of investigations, appraisals, valuations, financial statements, business plans, projections, work-product, or attorney-client communications), whether or not it shares such information with any other member of the Lender Group and regardless of by whom prepared.

     (C) Each Participant acknowledges that it has received and reviewed a copy of each Loan Document it has deemed necessary or appropriate to review in connection with its purchase of the Participation.

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     9. INSOLVENCY PROCEEDING.

     (A) For purposes of this Agreement, the term "Insolvency Proceeding" means any and all of the following: (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to a Company or any other obligor on the Obligations, or to the creditors of a Company or any such obligor as such, or to the assets of a Company or any such obligor; (ii) any liquidation, dissolution, reorganization or winding up of a Company or such obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; and (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of a Company or any such obligor.

     (B) Each Participant agrees that if in any Insolvency Proceeding, the Agent and the Lenders, or any of them, shall desire to permit the usage of cash collateral or to provide financing to the debtor in such Insolvency Proceeding under section 363 or section 364 of the United States Bankruptcy Code, 11 U.S.C. ss. 101 ET SEQ. (the "BANKRUPTCY CODE"), or otherwise, then: (i) notice (given in accordance with the provisions of SECTION 17) received two Business Days prior to the filing of a motion seeking such cash collateral usage or financing shall be adequate notice; and (ii) no Participant shall raise any objection to such cash collateral usage or financing. No Participant shall have the right to vote in any Insolvency Proceeding by reason of the Participation (subject to the consent requirements for the matters specified in SECTION 6(E)). No Participant shall have any rights in respect of actions taken by the Agent, the Lenders or any Lender Party relating to or arising out of any Insolvency Proceeding, except as expressly set forth in SECTION 6(E).

     10. NO SETOFF; TURNOVER OBLIGATIONS. Each Participant agrees that it shall not setoff against the amount of its Participation or other claims against the Companies, any of the Companies' accounts or funds now or hereafter held by such Participant. Each Participant agrees not to assert and waives, to the fullest extent permitted by law, any and all rights to reimbursement, setoff, recoupment or similar rights against the Agent and the Lenders, whether granted by contract, law or otherwise. In the event that, notwithstanding the provisions of the Financing Agreement and this Agreement, a Participant shall have received any payment from, or a distribution of assets of, a Company or any other obligor on the Obligations, of any kind or character (whether in cash, property or securities), which payment or distribution pursuant to the terms of this Agreement or the Financing Agreement should have been applied to the Obligations, then and in such event such payment or distribution, to the extent necessary to comply with the terms of this Agreement and the Financing Agreement, shall be received and held in trust for the Agent, the Lenders and the other Lender Parties. If made in cash, such payment or distribution shall be paid over to the Agent for application to the Obligations and if made other than in cash, shall be turned over to the Agent (with all necessary endorsements and assignments) to be held as collateral security for the Obligations.

     11. AVOIDED PAYMENTS. To the extent any payment with respect to any Obligation (whether by or on behalf of a Company, as proceeds of Collateral, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar Person, then such payment or part thereof, originally intended to be satisfied, shall be deemed to be reinstated and outstanding as if such payment had not occurred. If any Payment received by the Agent or a Lender and distributed to a Participant is deemed to

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be reinstated and outstanding pursuant to the foregoing sentence, such
Participant shall, upon demand by the Agent or such Lender, immediately pay to the Agent or such Lender all such Payments so reinstated and outstanding. The covenants contained in this SECTION 11 survive the termination of this Agreement.

     12. NO WAIVER OF PROVISIONS. No right of the Agent, the Lenders or any other Lender Party, or any of them, to receive the benefit of and enforce the terms of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Companies or any other obligor on the Obligations or by any act or failure to act by the Agent, the Lenders or any other Lender Party or by any noncompliance by the Companies or any such other obligor with the terms, provisions and covenants of the Financing Agreement or any other Loan Document, regardless of any knowledge thereof which the Agent, the Lenders and the other Lender Parties, or any of them, may have or be otherwise charged with.

     13. SPECIFIC AUTHORIZATIONS. Without in any way limiting the generality of
SECTION 12, the Lender Parties, and any of them, may, at any time and from time to time, without the consent of, or notice to, the Participants, and without incurring any liabilities to any Participant and without impairing or releasing the terms and benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Participants is affected, impaired or extinguished thereby), do any one or more of the following (subject in each instance to the limitations set forth in SECTION 6(E)):

         (i) change the manner, place, or time of payment of, or make any advance of monies or extension of credit under the Financing Agreement or any of the other Loan Documents (whether or not the conditions precedent to making any such advances of monies or extensions of credit have been satisfied) or renew, exchange, amend, increase or alter the terms of any of the Obligations or any Lien in any of the Collateral securing any of the Obligations or any guaranty of any of the Obligations or any liability of any Company or any guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in amount or extension of the Obligations held by the Lender Parties, without any restriction as to the amount, tenor or terms of any such increase or extension), or otherwise amend, renew, exchange, extend, modify, supplement in any manner any of the Obligations and any Loan Document;

         (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or other property securing the Obligations or any liability of any Company or any other obligor on the Obligations or any liability incurred directly or indirectly in respect thereof;

         (iii) settle or compromise any of the Obligations or any other liability of any Company or any other obligor on the Obligations or any security therefor or any liability incurred directly or indirectly in respect thereof and apply

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               any sums by whomsoever paid and however realized to any
               liability, but consistent with the terms of the Financing Agreement; and

         (iv) fail to take, record or otherwise perfect for any reason, or for no reason, a Lien securing the Obligations, exercise, delay in or refrain from exercising any right or remedy against any Company, any security, any guarantor or any other Person, elect any remedy and otherwise deal freely with any Company, any obligor on the Obligations and the Collateral and any liability incurred directly or indirectly in respect thereof.

     14. UNCONDITIONAL OBLIGATIONS. Each Participant's obligation to pay its Participation Percentage of the Purchase Price to the Lender on the Participation Purchase Date is unconditional, irrespective of any of the following (whether occurring prior to or after the Participation Purchase Date):

         (i) the validity, enforceability, avoidance, assignment or subordination of any of the Obligations or any Loan Document;

         (ii) the absence of any attempt by or on behalf of the Agent or the Lenders to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against the Companies or any other Person;

         (iii) the election of any remedy by or on behalf of the Agent or the Lenders with respect to all or any part of the Obligations;

         (iv) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or the waiver, consent, extension, forbearance or granting of any indulgence by or on behalf of the Agent or the Lenders with respect to any provision in the Financing Agreement or any of the other Loan Documents;

         (v) the failure of the Agent or the Lenders to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for all or any part of the Obligations;

         (vi) the disallowance, under section 502 of the Bankruptcy Code of all or any portion of the claims of the Lenders for repayment of all or any part of the Obligations;

         (vii) any other circumstance, other than payment, which might otherwise constitute a legal or equitable discharge or defense of such Participant; or

         (viii) any restructuring or refinancing of all or any portion of the Obligations.

     15. EFFECTIVENESS; CONTINUING NATURE; SEVERABILITY. This Agreement shall become effective when the Agent, the Lenders and the Participants have executed and delivered counterparts to this Agreement. The terms of this Agreement shall be effective both before and after the commencement of an Insolvency Proceeding, and all references in this Agreement to a

Company or any other obligor on the Obligations shall apply to and include any debtor-in-possession and any trustee of such Company's or such obligor's estate. This Agreement shall continue to be effective until the earliest of the following has occurred: (i) the date on which the Lenders have repurchased the Participation from the Participants in accordance with SECTION 2(C), (ii) the Participation Purchase Date if no portion of the Overadvance exists at such time; and (iii) the date on which (a) all Obligations (including the Participation) have been paid in full in cash and (b) the Financing Agreement has terminated pursuant to its express terms. Each Participant waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. This Agreement embodies the entire agreement and understanding among the Lenders, the Agent and the Participants and supersedes all prior agreements and understandings among the Lenders, the Agent and the Participants relating to the subject matter thereof. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

     16. AMENDMENTS; WAIVERS. No amendment, modification or waiver of any of the provisions of this Agreement by the Agent, the Lenders or the Participants shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same (or, in the case of the Participants, by Participants holding a majority of the Participation Percentages) and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the party making such waiver or the obligations of the other party to such party in any other respect or at any other time.

     17. NOTICES. All notices to the Agent, the Lenders or the Participants permitted or required under this Agreement to be given shall be in writing and may be personally served, facsimiled or sent by recognized commercial overnight courier service or United States mail and shall be deemed to have been given when delivered in person, upon receipt of a facsimile confirmation or five days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed) and one Business Day after delivery to such courier service with charges prepaid and properly addressed. For the purposes of this Agreement, the facsimile numbers and addresses of the parties to this Agreement (until notice of a change thereof is delivered as provided in this SECTION 17) shall be as set forth below for such party or, as to each party, at such other number or address as may be designated by such party in a written notice to the other parties:

     IF TO THE AGENT OR A LENDER:

     c/o The CIT Group/Business Credit, Inc.
     10 South LaSalle Street
     Chicago, Illinois  60603
     Attention:  Regional Credit Manager
     Telephone:  312-424-9760
     Facsimile:  312-424-9740

     IF TO A PARTICIPANT:

     c/o The Jordan Company
     767 Fifth Avenue
     New York, New York  10153
     Attention:  Mr. Adam E. Max
     Telephone:  212-572-0800
     Facsimile:  212-755-5263

     18. FURTHER ASSURANCES. Each Participant shall take such further action and shall execute and deliver to the Agent such additional documents and instruments (in recordable form, if requested) as the Agent or a Lender may reasonably request to effectuate the terms of this Agreement.

     19. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF ILLINOIS SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

     20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns. Each Participant agrees not to sell, pledge, encumber, assign or subparticipate its Participation, or any part thereof, to any Person without the Agent and each Lender's prior written consent. The Agent, the Lenders and the Participants agree that any such transfer of an interest in the Participation shall be void if attempted without the Agent's or the Lenders' written consent. The Lender Parties may sell, pledge, encumber, assign or participate their respective interest, or any part thereof, in the Revolving Loans, the Letters of Credit, its commitments with respect thereto or the Collateral to any Person without any Participant's consent.

     21. LIMITATION OF LIABILITY. No claim may be made by any Participant against any member of the Lender Group for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability (whether arising at law or in equity) arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith and each Participant waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. The Participants' sole and exclusive remedy in the event of any asserted breach by the Agent or any Lender of any of its obligations under this Agreement shall be to bring an independent action at law for money damages against the Agent or such Lender or to assert any mandatory counterclaims which a Participant may have in any action brought by the Agent or any Lender. Each Participant agrees that it will not assert any permissive counterclaims, setoffs or cross-claims in any proceedings brought by the Agent or any Lender and arising out of or relating to this Agreement.

     22. SPECIFIC PERFORMANCE. Without limiting in any way any of the Agent's or any Lender's other rights and remedies under this Agreement, the Agent or any Lender may demand specific performance of this Agreement. Each Participant irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Agent or a Lender under this Agreement.

     23. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

     24. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. The parties to this Agreement agree to accept facsimile counterparts.

     25. CONFLICTS. In the event of any conflict between the provisions of this Agreement and the provisions of the Financing Agreement or any other Loan Document, the provisions of this Agreement shall govern.

     26. PAYMENTS. All payments required to be made by a Lender Party to the Participants under this Agreement shall be made in the aggregate to JZ Equity Partners PLC and JZ Equity Partners PLC shall have the obligation to disburse such payments among the Participants. The Participants agree that any amounts remitted to the Agent for the benefit of the Participants under SECTION 2(D) shall be paid to JZ Equity Partners PLC to be distributed by JZ Equity Partners as follows: (i) first, to JZ Equity Partners PLC in an amount equal to $25,000;
(ii) second, to JZ Equity Partners PLC in an amount equal to the product of (a) $100,000 multiplied by (b) a fraction, the numerator of which is the amount of the Purchase Price paid by JZ Equity Partners PLC and the denominator of which is $439,675; and (iii) third, the right to any remaining amount is waived by each Participant and (a) the Agent is directed by each Participant to waive, on their behalf, the Companies' obligation to pay such remaining amount or (b) if such remaining amount has been paid by the Companies to the Agent or by the Agent to JZ Equity Partners PLC on behalf of the Participants, then the Agent or JZ Equity Partners PLC, as applicable, are directed by each Participant to return such amount to the Companies.

           Executed and delivered as of the date first written above.

                                     AGENT AND LENDERS:

                                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as Agent and a Lender


                                     By  /s/ Robert W. Agler
                                         ---------------------------------------
                                         Title:  Vice President



Agreed and accepted:

PARTICIPANTS:

JORDAN INDUSTRIES, INC.


By: /s/ John W. Jordan II
    -------------------------------------
    Title:

JZ EQUITY PARTNERS PLC


By: /s/ David Zalaznick
    -------------------------------------
    Title:  Investment Advisor

LEUCADIA INVESTORS, INC.


By: /s/ Barbara L. Lowenthal (?)
    -------------------------------------
    Title:  Vice President

/s/ John W. Jordan II
-----------------------------------------
John W. Jordan II


/s/ Thomas H. Quinn
-----------------------------------------
Thomas H. Quinn


/s/ Adam E. Max
-----------------------------------------
Adam E. Max


/s/ David Zalaznick
-----------------------------------------
David Zalaznick


/s/ Jonathon Boucher
-----------------------------------------
Jonathon Boucher


/s/ John Lowden
-----------------------------------------
John Lowden


/s/ John Camp
-----------------------------------------
John Camp


/s/ James Jordan
-----------------------------------------
James Jordan


/s/ Richard Caputo
-----------------------------------------
Richard Caputo


/s/ Paul Rodzevik
-----------------------------------------
Paul Rodzevik


-----------------------------------------
Ted A. Shepherd

THE JW/JENN TRUST


By: /s/ John W. Jordan II
    -------------------------------------
    Title: